Fair Value Measurements, Level 3 Fair Value Input Reconciliation Table (Details) (Derivative [Member], Midwest premium swap contracts, USD $) In Millions, unless otherwise specified	3 Months Ended
Mar. 31, 2012
Derivative [Member] | Midwest premium swap contracts
Reconciliation of activity for financial instruments classified as Level 3:
Balance at December 31, 2011	$ 0
Total realized/unrealized losses included in:
Cost of goods sold, excluding depreciation, amortization and other items	0.9
Transactions involving Level 3 derivative contracts:
Purchases	0.1
Sales	0
Issuances	0
Settlements	(0.1)
Transactions involving Level 3 derivatives - net	0
Transfers in and (or) out of Level 3 valuation hierarchy	0
Balance at March 31, 2012	0.9
Total gain included in Cost of products sold, excluding depreciation, amortization and other items, attributable to the change in unrealized gains/losses relating to derivative contracts held at March 31, 2012:	$ 0.8